UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2016, Whiting Petroleum Corporation (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Amendment”) after the Company’s stockholders approved the Amendment on May 17, 2016. The Amendment increases the Company’s number of authorized shares of common stock from 300,000,000 to 600,000,000. Also on May 18, 2016, the Company filed a Certificate of Elimination to remove the certificate of designations relating to the Series A Junior Participating Preferred Stock from the Company’s Restated Certificate of Incorporation (the “Certificate of Elimination”) as well as a Restated Certificate of Incorporation reflecting the Amendment and the Certificate of Elimination with the Secretary of State of the State of Delaware.

Copies of the Amendment, Certificate of Elimination and the Company’s Restated Certificate of Incorporation reflecting the Amendment and Certificate of Elimination are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 17, 2016 (the “Annual Meeting”). Of the 209,873,575 shares outstanding as of the record date for the Annual Meeting, 170,229,662 shares (approximately 81%) were present or represented by proxy at the Annual Meeting. All proposals were approved by stockholders other than the proposal to amend the Company’s Restated Certificate of Incorporation to declassify the Company’s Board of Directors and provide for the annual elections of directors, which did not receive the required vote of 70% of shares entitled to vote on such proposal. The items voted on at the Annual Meeting and the results of the voting on the matters submitted to the stockholders were as follows:

1.	Election of directors for terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the following nominees for director was elected at the Annual Meeting.

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Vote
Thomas L. Aller	120,520,463	2,841,229	46,867,970
James E. Catlin	122,469,435	892,257	46,867,970
Michael B. Walen	121,302,481	2,059,211	46,867,970

2.	Approval, by advisory vote, of the compensation of the Company’s named executive officers as disclosed in its 2016 proxy statement.

Shares Voted
For	Against	Abstain	Broker Non-Vote
112,676,712	8,300,142	2,384,838	46,867,970

3.	Ratification of appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2016.

Shares Voted
For	Against	Abstain	Broker Non-Vote
165,691,681	4,195,346	342,635	0

4.	Approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation to declassify the Company’s Board of Directors and provide for the annual elections of directors.

Shares Voted
For	Against	Abstain	Broker Non-Vote
122,768,784	460,954	131,954	46,867,970

5.	Approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

Shares Voted
For	Against	Abstain	Broker Non-Vote
146,731,830	22,644,956	852,876	0

6.	Approval of an amendment and restatement of the Whiting Petroleum Corporation 2013 Equity Incentive Plan.

Shares Voted
For	Against	Abstain	Broker Non-Vote
118,403,263	4,552,458	405,971	46,867,970

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits:

(3.1)	Amendment to Restated Certificate of Incorporation of Whiting Petroleum Corporation.

(3.2)	Certificate of Elimination of Whiting Petroleum Corporation.

(3.3)	Restated Certificate of Incorporation of Whiting Petroleum Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: May 18, 2016	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Restated Certificate of Incorporation of Whiting Petroleum Corporation.

3.2	Certificate of Elimination of Whiting Petroleum Corporation.

3.3	Restated Certificate of Incorporation of Whiting Petroleum Corporation.